SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 5, 2010
ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)
(704) 731-1500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     (a) EnPro Industries, Inc. (the “Company”) held its 2010 annual meeting of shareholders on May 5, 2010.
     (b) The following sets forth the voting results on each of the matters voted upon at the meeting:
     (i) Election of Directors

Nominee	No. of Votes “For”	No. of Votes “Withheld”
J.P. Bolduc	16,258,004	316,524
Peter C. Browning	13,383,401	3,191,127
Diane C. Creel	16,356,857	217,671
Don DeFosset	16,338,587	235,941
Gordon D. Harnett	16,338,103	236,425
David L. Hauser	16,338,512	236,016
William R. Holland	14,579,371	1,995,157
Stephen E. Macadam	16,154,232	420,296
Wilbur J. Prezzano, Jr.	14,343,935	2,230,593
     There were no broker non-votes with respect to the election of directors.
     (ii) Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2010

	No. of Votes		No. of
No. of Votes “For”	“Against”	No. of Abstentions	Broker Non-Votes
18,300,190	14,508	31,253	1,950,516

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: May 7, 2010

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Richard L. Magee
Senior Vice President, General Counsel and Secretary

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